                                                                   EXHIBIT 10-2

          ----------------------------------------------------------------------

                         REGISTRATION RIGHTS AGREEMENT
                                 BY AND BETWEEN
                             BRIT HOLDINGS LIMITED
                                      AND
                                 EBIX.COM, INC.

              ------------------------------------------------------------------

                                          , 2001

                                     B-2-1

    THIS REGISTRATION RIGHTS AGREEMENT dated as of the   day of       , 2001
(the "Agreement"), is made and entered into by and between BRiT Insurance Holdings plc, a company organized under the laws of England and Wales with registered number 3121594, whose registered office is at 55 Bishopsgate, London EC2N 3AS, United Kingdom ("BRiT"), and ebix.com, Inc., a company incorporated in Delaware and having its principal office at 1900 East Golf Road, Schaumburg, Illinois, United States ("ebix"). Capitalized terms not otherwise defined herein have the meanings ascribed to them in Section 1.1.

    WHEREAS, ebix and BRiT have entered into the Share Exchange and Purchase Agreement dated March 30, 2001 (the "SHARE EXCHANGE AND PURCHASE AGREEMENT") pursuant to which ebix shall issue and sell to BRiT up to 6,944,000 shares of the common stock, par value $0.10 per share, of ebix;

    WHEREAS, the closing of the transactions contemplated by the Share Exchange and Purchase Agreement is subject to certain conditions, including, pursuant to
Article 7 thereof, the condition that ebix and BRiT enter into this Agreement;

    WHEREAS, the parties hereto wish to enter into this Agreement as set forth herein with respect to the registration of shares of capital stock of ebix under the United States Securities Act of 1933, as amended.

    NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt of which and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  DEFINITIONS.

1.1 In this Agreement where the context so admits the following words and expressions shall have the following meanings:

    (a) "CUTBACK REGISTRATION" means any registration to be effected as an underwritten offering in which the underwriter or representative of the underwriters with respect thereto advises ebix and BRiT in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of ebix that are not Registrable Securities) exceeds the number that can be sold in such offering without a material reduction in the selling price anticipated to be received for the securities to be sold in such offering;

    (b) "BRiT" has the meaning set forth in the Recitals;

    (c) "ebix" has the meaning set forth in the Recitals;

    (d) "ebix COMMON STOCK" means ebix's common stock, par value $0.10 per share;

    (e) "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC issued under such Act, as they each may be in effect from time to time;

    (f) "EXISTING REGISTRATION RIGHTS HOLDERS" means persons and entities who, pursuant to the agreements or instruments identified on Exhibit A hereto, have rights to (i) require ebix to include ebix securities held by them in registration statements filed with the SEC, (ii) require ebix to file a registration statement with the SEC that, absent such requirement, ebix did not contemplate filing or (iii) cause ebix to register or qualify any ebix securities held by such person or entity under the Securities Act or any securities or blue sky laws of any jurisdiction.

    (g) "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by ebix with the SEC;

                                     B-2-2

    (h) "INSPECTORS" has the meaning set forth in Section 4.1;

    (i) "LEAD UNDERWRITER" has the meaning set forth in Section 2.2;

    (j) "NOTICE OF PIGGYBACK REGISTRATION" has the meaning set forth in
       Section 3.1;

    (k) "PARTIES" means named parties to this Agreement, and "PARTY" means either of them;

    (l) "PIGGYBACK REGISTRATION" means any registration of securities of ebix of the same class as the Registrable Securities under the Securities Act in contemplation of an underwritten offering (other than a registration in respect of a dividend reinvestment or similar plan for stockholders, in respect of employee stock options or other employee benefit plans or in respect of any merger, consolidation, acquisition or like combination, whether on Form S-1, Form S-3, Form S-4, Form S-8 or any equivalent form of registration then in effect (collectively "NON-FINANCING REGISTRATION STATEMENTS"), whether for sale for the account of ebix or for the account of any holder of securities of ebix (other than Registrable Securities);

    (l) "RECORDS" has the meaning set forth in Section 4.1;

    (m) "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and otherwise in accordance with Article 2 of this Agreement and the declaration or ordering of effectiveness of such registration statement or document;

    (n) "REGISTRABLE SECURITIES" means any ebix Common Stock issued to BRiT in accordance with the Share Exchange and Purchase Agreement, and any ebix Common Stock issued in respect of any of the foregoing (because of share splits, stock dividends, reclassifications, recapitalizations, or similar events), PROVIDED, HOWEVER, that ebix Common Stock that constitutes Registrable Securities shall cease to be Registrable Securities (A) upon any sale or transfer in any manner to a person or entity that is not an "affiliate" (as defined under Rule 144) or (B) where the registration rights with respect to such securities have been terminated pursuant to
       Article 10 of this Agreement;

    (o) "REGISTRATION EXPENSES" means all expenses incident to ebix's performance of, or compliance with, its obligations under this Agreement to effect the registration of Registrable Securities in accordance with
       Article 2 or Article 3 of this Agreement, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for ebix and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, customarily paid by issuers or seller of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by each holder thereof and excluding fees of any counsel or other advisors to such holders which shall be paid by such holders (all such expenses referred to as "SELLING EXPENSES"), PROVIDED THAT, in any case where Registration Expenses are not to be borne by ebix, such expenses shall not include salaries of ebix personnel or general overhead expenses of ebix, auditing fees or other expenses for the preparation of financial statements or other data normally prepared by ebix in the ordinary course of its business or which ebix would have incurred in any event;

    (p) "RULE 144" means Rule 144 promulgated by the SEC under the Securities Act and any successor provision thereto;

    (q) "SEC" means the United States Securities and Exchange Commission;

                                     B-2-3

    (r) "SECURITIES ACT" means the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC issued under such Act, as they each may be in effect from time to time;

    (s) "SHARE EXCHANGE AND PURCHASE AGREEMENT" has the meaning set forth in the Recitals;

    (t) "SHELF REGISTRATION STATEMENT" has the meaning set forth in
       Section 2.1; and

    (u) "VIOLATION" has the meaning set forth in Section 7.1.

1.2 Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms "hereof", "herein", "hereby" and derivative or similar words refer to this entire Agreement and (d) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement

2   REGISTRATION

2.1 DUTY TO REGISTER. On or before July 2, 2001, ebix shall file for the benefit of BRiT, subject to 2.3 below, a registration statement on Form S-3, or such other registration statement form on which ebix is then eligible to register its securities with the SEC if it is not eligible to file a registration statement on Form S-3, with respect to the offer and sale of the Registrable Securities on a continuous or delayed basis (the "SHELF REGISTRATION STATEMENT"). Ebix shall use its best efforts to file the Shelf Registration Statement and effect as soon as practicable the registration under the Securities Act of all Registrable Securities to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities. Subject to 2.3 below, the Shelf Registration Statement shall at all times remain exclusively in favor of BRiT; PROVIDED, HOWEVER, that if BRiT intends to conduct an Underwritten Shelf Offering (as defined below) the Existing Registration Rights Holders, to the extent of their respective rights to include securities in a registration or participate in an underwritten offering, shall be entitled to elect to include securities, subject to Section 2.5, of the same class as the Registrable Securities in a registration covered by the Shelf Registration Statement; FURTHER PROVIDED, that upon such election by any of the Existing Registration Rights Holders, the appropriate portions of the Shelf Registration Statement in such Underwritten Shelf Offering shall be amended to accurately reflect such Existing Registration Rights Holders' participation in an Underwritten Shelf Offering. It is understood that, except in the event of an Underwritten Shelf Offering, if and to the extent the Existing Registration Rights Holders wish to have ebix securities registered pursuant to a shelf registration statement, a separate shelf registration statement would be required absent written consent from BRiT or otherwise in accordance with Section 2.3.

2.2 UNDERWRITTEN OFFERING. If BRiT intends to distribute the Registrable Securities covered by the Shelf Registration Statement by means of an underwritten offering (an "UNDERWRITTEN SHELF OFFERING"), BRiT shall so advise ebix by written notice. The lead underwriter (the "LEAD UNDERWRITER") will be selected by BRiT and will be reasonably acceptable to ebix. In such event, BRiT shall (together with ebix as provided in subsection 4.1(f)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Ebix shall assist BRiT in marketing the Registrable Securities to be sold pursuant to such underwritten offering, including by participating in "road shows" and similar marketing efforts as reasonably requested by BRiT or the underwriters, subject in all events to the reasonable availability of ebix's officers and other personnel.

2.3 INCLUSION OF OTHER SECURITIES. Subject to the rights of the Existing Registration Rights Holders to include securities in a registration or to participate in an Underwritten Shelf Offering as described above, neither ebix nor any of its securityholders shall have the right to include any of ebix's

                                     B-2-4
    securities in the Shelf Registration Statement unless (a) BRiT has elected to distribute the Registrable Securities covered by the Shelf Registration Statement in an underwritten offering, (b) such securities are of the same class as the Registrable Securities, (c) BRiT consents to such inclusion in writing (such consent not to be withheld unreasonably) and (d) ebix or such securityholders, as the case may be, agree in writing to sell, subject to
    Section 2.5, their securities on the same terms and conditions as apply to the Registrable Securities being sold. Subject to the rights of the Existing Registration Rights Holders to include securities in a registration, if securityholders of ebix other than BRiT include their securities in the Shelf Registration Statement only in accordance with this Section 2.3, such securityholders shall pay the fees and expenses of their counsel and their PRO RATA share, on the basis of the respective amounts of securities included in such registration on behalf of each such holder, of the Registration Expenses if the Registration Expenses for such registration are not paid by ebix for any reason.

2.4 EXPENSES. ebix shall pay all Registration Expenses incurred pursuant to this
    Article 2. The holders of Registrable Securities will pay all Selling Expenses in proportion to the amount of securities sold or as otherwise agreed to among such holders.

2.5 PRIORITY IN CUTBACK REGISTRATIONS. Subject to the rights of the Existing Registration Rights Holders to include securities in a registration, if a registration in respect of an underwritten offering initiated by BRiT pursuant to Section 2.2 above becomes a Cutback Registration, ebix shall include in any such registration to the extent of the number which the Lead Underwriter advises BRiT and ebix can be sold in such offering (a) FIRST, Registrable Securities requested to be included in such registration by BRiT and (b) SECOND, other securities of ebix proposed to be included in such registration, allocated among ebix or the holders thereof in accordance with the priorities then existing among ebix and the holders of such other securities.

3.  PIGGYBACK REGISTRATIONS

3.1 RIGHT TO INCLUDE REGISTRABLE SECURITIES. Notwithstanding anything to the contrary in Article 2, if ebix at anytime proposes after the date hereof to effect a Piggyback Registration, it will each such time give written notice (a "NOTICE OF PIGGYBACK REGISTRATION") at least 10 days prior to the anticipated filing date to BRiT of its intention to do so and of BRiT's rights under this Article 3, which Notice of Piggyback Registration shall include a description of the intended method of disposition of such securities. Upon written request of BRiT made within five days after receipt of Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by BRiT and the intended method of disposition thereof), ebix shall use commercially reasonable efforts to include in the registration statement relating to such Piggyback Registration all Registrable Securities that ebix has been so requested to register. Notwithstanding the foregoing, if, at any time after the giving of a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, ebix shall determine for any reason not to register or to delay registration of such securities, ebix may, at its election, give written notice of such determination to BRiT and, thereupon:

    (a) in the case of a determination not to register, ebix shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) without prejudice, however, to the rights of BRiT under Article 2; and

    (b) in the case of a determination to delay registering, ebix shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering other securities.

    No registration effected under this Article 3 shall relieve ebix of its obligations to file a Shelf Registration Statement under Article 2.

                                     B-2-5

3.2 EXPENSES. ebix shall pay all Registration Expenses incurred in connection with each Piggyback Registration. The holders of Registrable Securities will pay all Selling Expenses in proportion to the amount of securities sold or as otherwise agreed to among such holders.

3.3 PRIORITY IN CUTBACK REGISTRATIONS. Subject to the rights of the Existing Registration Rights Holders to include securities in a registration, if a Piggyback Registration becomes a Cutback Registration, ebix will include in such registration to the extent of the amount of securities that the underwriter or representative of the underwriters for the offering advises ebix can be sold in such offering:

    (a) if such registration as initially proposed by ebix was solely a primary registration of its securities, (i) FIRST, the securities proposed to be sold by ebix for its own account and (ii) SECOND, any Registrable Securities requested to be included in such registration by BRiT;

    (b) if such registration as initially proposed by ebix was in whole or in part requested by securityholders other than BRiT pursuant to outstanding demand registration rights, (i) FIRST, such securities held by the holders initiating such registration and, if applicable, any securities proposed by ebix to be sold for its own account, allocated in accordance with the priorities then existing among ebix and such holders and
       (ii) SECOND, any Registrable Securities requested to be included in such registration by BRiT.

4.  OBLIGATIONS OF ebix

4.1 REGISTRATION PROCEDURES. In furtherance of its obligations hereunder, ebix shall, as expeditiously as possible:

    (a) at least five days before filing the Shelf Registration Statement or any amendment thereto, ebix shall furnish to BRiT copies of drafts of all such documents proposed to be filed (including exhibits) and BRiT shall have the opportunity to object to any information pertaining solely to BRiT that is contained therein and ebix shall make the corrections reasonably requested by BRiT with respect to such information prior to filing any such registration statement;

    (b) prepare and file with the SEC such amendments and supplements to the Shelf Registration Statement and any prospectus used in connection therewith as may be necessary to (i) maintain the continuous effectiveness of the Shelf Registration Statement and (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof as set forth in such registration statement, until the earlier of (A) such time as all of the Registered Securities have been disposed by BRiT (or its successors or assigns) in accordance with this Agreement and (B) three years after such registration statement becomes effective;

    (c) promptly notify BRiT and the Lead Underwriter, if any:

        (i) when such Shelf Registration Statement or any prospectus used in connection therewith or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

        (ii) of any written comments from the SEC with respect to any filing referred to in subsection 4.1(c)(i) or of any written request from the SEC for amendments or supplements to the Shelf Registration Statement or prospectus;

       (iii) of the notification to ebix by the SEC of its initiation of any proceedings with respect to the Shelf Registration Statement, or of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement; and

                                     B-2-6

        (iv) of the receipt by ebix of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

    (d) furnish to each seller of Registrable Securities covered by the Shelf Registration Statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), the prospectus contained in such registration statement and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to the Registrable Securities and such other documents as BRiT may reasonably request to facilitate the disposition of the Registrable Securities;

    (e) provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all Registrable Securities, in each case not later than the effective date of the related registration statement;

    (f) in the event of any underwritten public offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriters of such offering and BRiT, which underwriting agreement shall include, among other provisions, indemnities to the effect and to the extent provided in
       Article 7 and shall further provide that ebix furnish to BRiT:

        (i) an opinion of counsel for ebix dated the date of any closing under the underwriting agreement, reasonably satisfactory in form and substance to BRiT; and

        (ii) an accountants' "comfort letter" dated the date of any closing under the underwriting agreement, reasonably satisfactory in form and substance to BRiT, signed by the independent public accountants that have certified ebix's financial statements included in the registration statement, in each case covering substantially the same matters with respect to the Shelf Registration Statement (and the prospectus included therein) and, in the case of the comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered, respectively, in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten offerings of securities and, in the case of the comfort letter, such other financial matters as BRiT or the Lead Underwriter, if any, may request;

    (g) notify BRiT when a prospectus relating thereto is required to be delivered under the Securities Act (or other applicable law or regulation) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

    (h) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC;

    (i) make available for inspection by BRiT, any underwriter participating in any disposition pursuant to such registration statement and any lawyer, accountant or other agent retained by BRiT or any such underwriter or agent (collectively, the "INSPECTORS") all financial and other records, pertinent documents and properties of ebix (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility and cause ebix's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement; and

                                     B-2-7

    (j) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by ebix are then listed.

    BRiT agrees by acquisition of such Registrable Securities that upon receipt of any notice from ebix of the happening of any event of the kind described in subsection 4.1(g), BRiT will forthwith discontinue its disposition of Registrable Securities pursuant to the Shelf Registration Statement until its receipt of the copies of a supplemented or amended prospectus correcting the untrue statements or omissions referred to in that subsection and, if so directed by ebix, will deliver to ebix (at ebix's expense) all copies, other than permanent file copies, then in its possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

5.  UNDERWRITTEN OFFERINGS

5.1 REPRESENTATIONS AND WARRANTIES. BRiT may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, ebix to and for the benefit of the underwriters also be made to and for its benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. BRiT shall not be required to make any representations or warranties to or agreements with ebix or the underwriter other than representations, warranties or agreements regarding BRiT, its ownership of the securities being registered on its behalf, its intended method of distribution and the accuracy of any information contained in registration statement concerning BRiT. Notwithstanding the first sentence of this Section 5.1, ebix shall not be required to make any representations, warranties or agreements with respect to matters with respect to which BRiT can be obligated pursuant to the preceding sentence.

6.  RESTRICTIONS

6.1 ADVERSE AFFECT

    (a) If, after the Shelf Registration Statement or another registration statement contemplating the offer or sale of the Registrable Securities has become effective, ebix advises BRiT in writing that ebix considers it necessary or appropriate for such registration statement to be amended or supplemented in order for sales thereunder to be made in compliance with the rules and regulations of the SEC, then BRiT shall suspend any further sale, transfer or other disposition of its Registrable Securities pursuant to such registration statement until ebix advises BRiT that such registration statement has been amended or supplemented and, as so amended or supplemented has been declared effective by the SEC.

    (b) ebix may delay filing any amendment or supplement to the Shelf Registration Statement, and may cause its effectiveness to be delayed, if ebix advises BRiT in such written notice that the filing of such amendment or supplement would (i) adversely affect the negotiation or completion of a material transaction by ebix contemplated at the time the right to delay is exercised or (ii) involve disclosure obligations not in the best interest of ebix, provided that ebix may delay filing any such amendment or supplement to the registration statement and may cause its effectiveness to be delayed for a period not exceeding 60 days from the date of such written notice to BRiT.

    (c) The Parties agree that ebix shall have no rights under Section 6.1(b) until January 1, 2002. In addition, the Parties agree that ebix shall not exercise its rights under Section 6.1(b) to the extent such delay would exceed an aggregate of 90 days in any calendar year.

                                     B-2-8

6.2 HOLDBACK AGREEMENTS

    (a) Unless the managing underwriter of an underwritten offering by ebix otherwise agrees, each holder of Registrable Securities agrees, to the extent permitted by law, not to effect any public sale or distribution of such securities, or any securities convertible into or exchangeable or exercisable for such securities, during 15 days prior to and 90 days after the effective date of any registration statement filed by ebix in connection with such underwritten offering (or for such period of time as is sufficient and appropriate in the opinion of the managing underwriter) in order to complete the sale and distribution of the securities included in such registration, except as part of such registration statement, whether or not such holder participates in such registration.

    (b) Unless the Lead Underwriter otherwise agrees ebix agrees not to effect any public sale or distribution of its equity securities or any securities convertible into or exchangeable or exercisable for such securities during the 14 days prior to and the 90 days after the effective date of any amendment to the Shelf Registration Statement in connection with an underwritten offering made pursuant to the Shelf Registration Statement (or for such shorter period of time as is sufficient and appropriate in the opinion of the Lead Underwriter) except pursuant to Non-Financing Registration Statements.

    (c) The foregoing provisions of this Section 6.2 shall not apply to any holder of securities of ebix to the extent such holder is prohibited by applicable law from agreeing to withhold from sale or to the extent such holder as acting in its capacity as a fiduciary or an investment adviser. Without limiting the scope of the term "fiduciary", a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the shares proposed to be sold are subject to the United States Employee Retirement Income Security Act of 1974, as amended, the United States Investment Company Act 1940, as amended, or the United States Investment Advisers Act of 1940, as amended, or if such shares are held in a separate account under applicable law or regulation.

7.  INDEMNIFICATION

7.1 INDEMNIFICATION OBLIGATIONS. In the event any Registrable Securities are included in a registration statement under this Agreement:

    (a) ebix shall indemnify and hold harmless BRiT, any underwriter (as defined in the Securities Act) for BRiT and each person, if any, who controls BRiT or underwriter within the meaning of the Securities Act or the Exchange Act or other applicable law, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other applicable United States federal or state securities law), insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
       (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by ebix of the Securities Act, the Exchange Act (or other applicable securities law or United States federal or state securities regulation), any blue sky law or any rule or regulation promulgated under such laws, regulations or rules; and ebix will pay to BRiT and each such underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action;

                                     B-2-9

       PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 7.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of ebix, nor shall ebix be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by BRiT or any such underwriter or controlling person.

    (b) BRiT shall indemnify and hold harmless ebix, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls ebix within the meaning of the Securities Act, any underwriter, any other holder selling securities in such registration statement and any controlling person of any such underwriter or other holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act (or other applicable securities law or securities regulation) or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by BRiT expressly for use in connection with such registration; and BRiT will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of BRiT, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that in no event shall any indemnity under this subsection 7(b) exceed the net proceeds from the offering received by BRiT.

    (c) Promptly after receipt by an indemnified party under this Article 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Article 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
       Article 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Article 7.

    (d) If the indemnification provided for in this Article 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such

                                     B-2-10
       proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

    (e) The obligations of ebix and BRiT under this Article 7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

    (f) Indemnification similar to that specified in this Article 7 shall be given by ebix and BRiT with respect to any required registration or other qualification of securities under any United States federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Article 7 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

8.  REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934

8.1 COVENANTS OF ebix. ebix hereby agrees:

    (a) to file with the SEC in a timely manner all reports and other documents required of ebix under the Securities Act and the Exchange Act;

    (b) to comply with all rules and regulations of the SEC applicable in connection with Rule 144 and take such other action and furnish BRiT with other information as BRiT may request in order to avail itself of such Rule or any other rule or regulation of the SEC allowing BRiT to sell any Registrable Securities without registration;

    (c) use its reasonable best efforts to take every action that is necessary to effect the Shelf Registration Statement on Form S-3.

    (d) furnish to BRiT, so long as BRiT owns any Registrable Securities such other information as may be reasonably requested in availing BRiT of any rule or regulation of the SEC that permits the selling of any such securities.

9.  LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS

9.1 NO EXISTING AGREEMENTS. ebix represents and warrants to BRiT that there is not in effect on the date hereof any agreement by ebix other than this Agreement pursuant to which any holder of securities of ebix has a right to cause ebix to register or qualify securities under the Securities Act or any securities or blue sky laws of any jurisdiction, other than as is set forth in Exhibit A hereto.

9.2 FUTURE AGREEMENTS. From and after the date of this Agreement, ebix shall not, without the prior written consent of BRiT, enter into any agreement with any holder or prospective holder of any securities of ebix that would allow such holder or prospective holder (a) to include such securities in the Shelf Registration Statement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of BRiT that is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to January 1, 2002.

                                     B-2-11

10. TERMINATION OF REGISTRATION RIGHTS

10.1 TERMINATION. All of ebix's obligations to register Registrable Securities under this Agreement shall terminate on the earlier of the third anniversary of the date the Shelf Registration Statement becomes effective or the date on which all Registrable Securities are sold or transferred to persons who are not "affiliates" of BRiT.

11. MERGERS

11.1 RESTRICTION ON MERGERS AND OTHER CORPORATE EVENTS. ebix shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which ebix shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the company under this Agreement, and for that purpose references hereunder to Registrable Securities shall be deemed to be references to the securities which BRiT would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; PROVIDED, HOWEVER, that the provisions of this Section 11.1 shall not apply in the event of any merger, consolidation or reorganization if BRiT is entitled to receive in exchange for its Registrable Securities consideration consisting solely of (a) cash, (b) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act or (c) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

12. MISCELLANEOUS

12.1 NOTICE. Any notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant Party at its address or facsimile number set out below (or such other address or facsimile number as the addressee has by five days' prior written notice specified to the other Party):


    to BRiT:        BRiT Insurance Holdings plc
                    55 Bishopsgate
                    London EC2N 3AS
                    United Kingdom
                    Fax: +44 (20) 7984 8701
                    Attention: Peter Goddard

    copies to:      Dorsey & Whitney
                    21 Wilson Street
                    London EC2M 2TD
                    United Kingdom
                    Fax: +44 (20) 7588 0555
                    Attention: George Hagerty, Esq.

    to ebix:        ebix.com, Inc.
                    Five Concourse Parkway
                    Suite 3200
                    Atlanta, Georgia 30328
                    Fax: +1 (678) 281-2019
                    Attention: Robin Raina

    copies to:      Sonnenschein Nath & Rosenthal
                    Suite 8000 Sears Tower
                    233 South Wacker Drive
                    Fax: +1 (312) 876 7934
                    Attention: Dennis Newman, Esq.

                                     B-2-12

    Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered: (a) if given or made by letter, when actually delivered to the relevant address; and (b) if given or made by facsimile, on the first business day following transmission if telegraphic advice of such transmissions is given on such first business day and a machine-printed confirmation of receipt is received by the sender.

12.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; PROVIDED, HOWEVER, that the rights under Section 2 and Section 3 may be assigned only to affiliates of BRiT. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

12.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York, without reference to its conflict of laws provisions.

12.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12.5 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

12.6 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of ebix and BRiT. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

12.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

                                     B-2-13

    IN WITNESS WHEREOF, this Agreement has been executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

EBIX.COM, INC.
By:
----------------------------
Name:
Title:
BRIT INSURANCE HOLDINGS PLC
By:
----------------------------
Name:
Title:
By:
----------------------------
Name:
Title:


                                     B-2-14